UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2020

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive

Plano, TX 75024

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

The Board of Directors of Reata Pharmaceuticals, Inc. (the “Company”) appointed Colin J. Meyer, M.D. as the Chief Research and Development Officer of the Company effective as of July 7, 2020. Dr. Meyer will continue to serve in his role as an Executive Vice President of the Company and report to the Company’s Chief Executive Officer and President, J. Warren Huff.  Dr. Meyer will no longer serve as the Chief Medical Officer of the Company. In his new position, Dr. Meyer will oversee the Company’s medical, clinical development, and research functions. No terms of Dr. Meyer’s employment agreement or compensation were amended in connection with his appointment as the Chief Research and Development Officer, except his annual salary of $490,200 was increased to $540,000 effective July 7, 2020.

Dr. Meyer joined Reata as one of our first employees in 2003 and has been serving as Reata’s Chief Medical Officer and Executive Vice President, Product Development.  Dr. Meyer received a B.S. in chemistry with specialization in biochemistry and a B.A. in biology from the University of Virginia.  He received an M.D. from the University of Texas Southwestern Medical School and an M.B.A. from Southern Methodist University Cox School of Business.

Item 7.01. Regulation FD Disclosure.

On July 7, 2020, the Company issued a press release announcing Dr. Meyer’s appointment as the Company’s Chief Research and Development Officer, a copy of the press release is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Report under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 9.01.Financial Statements and Exhibits.

Exhibit Number	Description
99.1*	Press release dated July 7, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: July 7, 2020	By:	/s/ J. Warren Huff
J. Warren Huff
Chief Executive Officer

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